Share-Based Payments - Disclosure of Share-Based Compensation Arrangements by Share-Based Payment Award (Details) - 2025 Equity and Incentive Plan- Incentive Share Options $ / shares in Millions	12 Months Ended
Dec. 31, 2025 $ / shares
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Fair value per share option	$ 12.0
Risk-free interest rate	4.05%
Expected term	6 years 6 months
Expected volatility rate	30.00%